FIRST AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT
                            OF LIMITED PARTNERSHIP OF
                MCPHERSON HOUSING ASSOCIATES LIMITED PARTNERSHIP


         This First Amendment to the Amended and Restated Agreement of Limited Partnership of McPherson Housing Associates Limited Partnership, a Kansas limited partnership (the "First Amendment") is being entered into as of the date written below by and between ERC Partners of Kansas, LLC, a Kansas limited liability company as the general partner (the "General Partner"), WNC Institutional Tax Credit Fund XIV, L.P. California limited partnership as the limited partner (the "Limited Partner"), WNC Housing, L.P., a California limited partnership as the special limited partner (the "Special Limited Partner") and ERC Properties, Inc. as the withdrawing general partner (the "Withdrawing General Partner") and WNC Holding, LLC, a California limited liability company as the withdrawing limited partner ("WNC Holding"). The General Partner, Limited Partner, Special Limited Partner and WNC Holding may collectively be referred to as the Partners or may individually be referred to as a Partner.


                                    RECITALS


         WHEREAS, McPherson Housing Associates Limited Partnership, a Kansas limited partnership (the "Partnership") recorded a certificate of limited partnership with the Kansas Secretary of State on February 9, 2000. A partnership agreement dated February 10, 2000 was entered into by and between the General Partner and the Original Limited Partner (the "Original Partnership Agreement"). An Amended Certificate of Limited Partnership dated October 1, 2001 admitted ERC Partners of Kansas, LLC as the General Partner.

         WHEREAS, on September 1, 2001, the Original Partnership Agreement was amended and restated to provide, in part, for the withdrawal of the original limited partner, and for the admission of WNC Holding Housing, L.P., the Special Limited Partner, and WNC Holding as the Class A Special Limited Partner (the "Amended and Restated Partnership Agreement"). Any capitalized terms not defined in this First Amendment shall have the meaning ascribed in the Amended and Restated Partnership Agreement.

         WHEREAS, WNC Holding agrees to liquidate its interest in the Partnership and to have no further rights, title or interest in the Partnership and the Partnership agrees to accept the liquidated interest of WNC Holding.

         WHEREAS, the General Partner agrees to allow WNC Institutional Tax Credit Fund XIV, L.P. to convert its Class A Special Limited Partner interest into the Limited Partner interest in the Partnership and accept all the rights, title, interest and obligations of the limited partner as specified in the Amended and Restated Partnership Agreement and WNC Institutional Tax Credit Fund XIV, L.P. agrees to become the limited partner and be bound by the terms and conditions specified in the Amended and Restated Partnership Agreement.

         NOW THEREFORE, in consideration of the foregoing Recitals, which are a part of this Amendment, and the mutual promises, covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners do hereby agree to amend, in part, the Amended and Restated Partnership Agreement as follows:

Section 1.36 of the Amended and Restated Partnership Agreement is amended in its entirety to provide:

         Section 1.36 "General Partner(s)" shall mean ERC Partners of Kansas, LLC, and such other Persons as are admitted to the Partnership as additional or substitute General Partners pursuant to this Agreement. If there is more than one General Partner of the Partnership, the term "General Partner" shall be deemed to collectively refer to such General Partners or individually may mean any General Partner as the context dictates.

Section 1.49 of the Amended and Restated Partnership Agreement is amended in its entirety to provide:

         Section 1.49 "Limited Partner" shall mean WNC Institutional Tax Credit Fund XIV, L.P. a California limited partnership, and such other Persons as are admitted to the Partnership as additional or Substitute Limited Partners pursuant to this Agreement.

Section 17.3 of the Amended and Restated Partnership Agreement is amended in its entirety to provide:

         Section 17.3 Notices. Any notice given pursuant to this Agreement may be served personally on the Partner to be notified, or may be sent by overnight courier, or may be mailed, first class postage prepaid, or by certified mail, to the following address, or to such other address as a party may from time to time designate in writing:

         To the General Partner:   ERC Partners of Kansas, LLC
                                   815 Fort Street
                                   Barling, AR 72923


         To the Limited Partner:   WNC Institutional Tax Credit Fund XIV, L.P.
                                   c/o WNC & Associates, Inc.
                                   3158 Redhill Ave., Suite 120
                                   Costa Mesa, CA 92626-3416

         To the Special
         Limited Partner:          WNC Housing, L.P.
                                   3158 Redhill Ave., Suite 120
                                   Costa Mesa, CA 92626-3416


         The Partnership shall be continued pursuant to the Act and on the same terms and conditions as set forth in the Amended and Restated Partnership Agreement amended only as specifically set forth herein.






                      [Signatures begin on following page]

         IN WITNESS WHEREOF, this First Amendment to the Amended and Restated Agreement of Limited Partnership of McPherson Housing Associates Limited Partnership, a Kansas limited partnership, is made and entered into as of October 9, 2001.

                                    GENERAL PARTNER

                                    ERC Partners of Kansas, LLC


                                    By:  /s/ ROD COLEMAN
                                         Rod Coleman,
                                         Manager

                                    WITHDRAWING GENERAL PARTNER

                                    ERC Properties, Inc.

                                    By:  /s/ ROD COLEMAN
                                         Rod Coleman,
                                         President


                                    WITHDRAWING LIMITED PARTNER

                                    WNC Holding, LLC

                                    By:  WNC & Associates, Inc.
                                         Managing Member

                                         By:  /s/ DAVID N. SHAFER
                                              David N. Shafer,
                                              Executive Vice President






Signatures continue on next page...

                                    LIMITED PARTNER

                                    WNC Institutional Tax Credit Fund XIV, L.P.

                                    By:  WNC Advisors, LLC
                                         General Partner

                                         By:  WNC & Associates, Inc.
                                              Managing Member

                                              By: /s/ DAVID N. SHAFER
                                                  David N. Shafer,
                                                  Executive Vice President


                                    SPECIAL LIMITED PARTNER

                                    WNC Housing, L.P.

                                    By:  WNC & Associates, Inc.,
                                         General Partner

                                         By:  /s/ DAVID N. SHAFER
                                              David N. Shafer,
                                              Executive Vice President